SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Consent Pursuant to Credit Agreement

On September 2, 2016, Diodes Incorporated (the “Company”), Diodes International B.V. (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, entered into a Consent Pursuant to Credit Agreement (the “Consent”) with Bank of America, N.A., as Administrative Agent, and the lenders party to the Consent (collectively, the “Lenders”), which amends the Credit Agreement dated January 8, 2013, as previously amended (including by Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement, dated as of July 18, 2016 (“Credit Agreement Amendment No. 4”)) (as previously amended and as amended by the Consent, the “Credit Agreement”).

The Consent extends to December 1, 2016 the completion date for certain of the Company’s reorganization steps that are the subject of Credit Agreement Amendment No. 4 (which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2016).

The foregoing summary does not purport to be a complete summary of the Consent and is qualified in its entirety by reference to the Consent, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The other material terms of the Credit Agreement remain unchanged and are described in the Current Reports on Form 8-K filed with the SEC on January 11, 2013, June 24, 2015, September 3, 2015, and July 22, 2016.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the title “Consent Pursuant to Credit Agreement” in Item 1.01 hereby is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1

Consent Pursuant to Credit Agreement dated as of September 2, 2016, by and among Diodes Incorporated, Diodes Holding B.V., Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Pericom Semiconductor Corporation, Bank of America, N.A., as Administrative Agent, Lender, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: September 7, 2016	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Consent Pursuant to Credit Agreement, dated as of September 2, 2016, by and among Diodes Incorporated, Diodes Holding B.V., Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Pericom Semiconductor Corporation, Bank of America, N.A., as Administrative Agent, Lender, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.